                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  IBT BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                IBT BANCORP, INC.

                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held April 18, 2000

Notice is hereby given that the Annual Meeting of Shareholders of IBT Bancorp, Inc. will be held on Tuesday, April 18, 2000 at 7:00 p.m. Eastern Standard Time, at The Holiday Inn, 5665 E. Pickard, Mount Pleasant, Michigan. The meeting is for the purpose of considering and acting upon the following:

         1.       The election of three directors.

         2. Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 4,000,000 to 10,000,000 shares.

         3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The Board of Directors has fixed March 3, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournments thereof.

Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if stock is held in more than one name, all parties should sign the proxy form.

                                         By order of the Board of Directors


                                         Mary Ann Breuer, Secretary
                                         Dated:  March 28, 2000

                                IBT BANCORP, INC.
                                200 EAST BROADWAY
                         MOUNT PLEASANT, MICHIGAN 48858

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of IBT Bancorp, Inc. (the Corporation) a Michigan bank holding company, to be voted at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 18, 2000 at 7:00 p.m. at The Holiday Inn, 5665 E. Pickard, Mount Pleasant, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and in this Proxy Statement.

This Proxy Statement has been mailed on March 28, 2000 to all holders of record of common stock as of the record date.

                              VOTING AT THE MEETING

The Board of Directors of the Corporation has fixed the close of business on March 3, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. The Corporation has only one class of common stock and no preferred stock. There are currently 2,976,975 shares of common stock of the Corporation outstanding. Each outstanding share entitles the holder thereof to one vote on each separate matter presented for vote at the meeting. If the enclosed proxy is executed and returned, it may be revoked at any time before it is exercised at the meeting. All shareholders are encouraged to date and sign the enclosed proxy form, indicate their choice with respect to the matters to be voted upon, and return it to the Corporation.

                            1. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, with the directors in each class being elected for a term of three years. At the Annual Meeting of Shareholders, two directors will be elected for terms ending with the annual meeting of shareholders in 2003.

Except as otherwise specified in the proxy, proxies will be voted for election of the two nominees named below. If a nominee becomes unable or unwilling to serve, proxies will be voted for such other person, if any, as shall be designated by the Board of Directors. However, the Corporation's management now knows of no reason to anticipate that this will occur. Directors are elected by a plurality of the votes cast, whether in person or by proxy, by holders of the Corporation's common stock at the Annual Meeting of Shareholders, provided a quorum (a majority of the shares entitled to be voted at the Annual Meeting of

Shareholders) is present or represented. Thus, the two nominees for election as directors who receive the greatest number of votes cast will be elected directors. Consequently, shares not voted, whether by withholding of authority or otherwise, have no effect on the election of directors. If a proxy is returned for such shares or they are represented in person at the Annual Meeting of Shareholders, they will be counted toward the establishment of a quorum.

Nominees for reelection and other current directors are listed below. Also shown for each nominee and each other current director is his principal occupation for the last five or more years, age and length of service as a director of the Corporation and the Bank.

                                DIRECTOR NOMINEES
                                TERM ENDING 2003

                                               DIRECTOR OF      DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                  CORPORATION     ISABELLA BANK
       OR EMPLOYMENT                    AGE       SINCE       AND TRUST SINCE
-----------------------------           ---    -----------    ---------------
Frederick L. Bradford                   65        1988             1974
  Dentist

Dean Walldorff                          66        1988             1982
  Retired, Watercare Systems

           DIRECTORS NOT STANDING FOR ELECTION WHOSE TERMS END IN 2001

                                               DIRECTOR OF      DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                  CORPORATION     ISABELLA BANK
       OR EMPLOYMENT                    AGE       SINCE       AND TRUST SINCE
-----------------------------           ---    -----------    ---------------
James C. Fabiano                        56        1988             1979
  President and CEO, Fabiano
  Brothers Inc. (Beverage Distributor)

David W. Hole                           62        1989             1989
  President and CEO,
  IBT Bancorp and Isabella
  Bank and Trust

L. A. Johns                             71        1988             1961
  Chairman, IBT Bancorp

           DIRECTORS NOT STANDING FOR ELECTION WHOSE TERMS END IN 2002


                                               DIRECTOR OF      DIRECTOR OF
NAME AND PRINCIPAL OCCUPATION                  CORPORATION     ISABELLA BANK
       OR EMPLOYMENT                    AGE       SINCE       AND TRUST SINCE
-----------------------------           ---    -----------    ---------------
Gerald D. Cassel                        65        1988              1980
    Certified Public Accountant

Ronald E. Schumacher                    62        1988              1984
    Partner, A. Schumacher Sons (Farm)

Robert O. Smith                         68        1988              1982
    Vice President, Isabella Bank
    and Trust (Retired)

Each of the directors has been engaged in their stated occupations for more than five years. The principal occupation of David W. Hole is with the subsidiary bank (the Bank) of the Corporation. Other executive officers of the Corporation include: Dennis P. Angner, Executive Vice President and Treasurer, who is 43 years old and has been employed by the Corporation since 1984; and Richard J. Barz, Executive Vice President of Isabella Bank and Trust, who is 51 years old and has been employed by the Corporation since 1972. All officers of the Corporation serve at the pleasure of the Board of Directors.

DIRECTORS

The Corporation has delegated the responsibilities of the Audit and Compensation Committees to the Bank.

The Audit Committee of the Bank met seven times during 1999. The Committee is comprised of Directors Bradford, Fabiano, Kleinhardt, Schumacher, and Smith. This Committee is responsible for the recommendation of an independent accounting firm to be engaged for external audits, reviewing with the external auditors the plan and results of the external audit, the establishment and supervision of internal auditing procedures, reviewing the degree of independence of the auditors and reviewing the adequacy of internal controls.

The Compensation Committee of the Bank met two times during 1999. The Committee is comprised of Directors Caul, Fabiano, Hole, and Walldorff. This Committee is responsible for reviewing the Bank's salaries and benefits, recommending the annual salaries to be paid to non-executive employees, and reviewing the written personnel policies. The Bank's Board of Directors is responsible for establishing the salaries of executive officers and approving the recommendations of the Compensation Committee pertaining to all other compensation and policy matters.

The Corporation has a standing Nominating Committee. The Committee consists of directors Cassel, Smith and Schumacher. Shareholders who wish to recommend nominees should submit their nominations in writing to the Secretary of the Corporation. Recommendations for the 2001 Annual Meeting of Shareholders should be delivered no later than November 28, 2000.

The Board of Directors of the Corporation met seven times during 1999. All incumbent directors attended 75% or more of the meetings held in 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Compensation Committee during 1999 were Directors Caul, Fabiano, Hole, and Walldorff. Mr. Hole is the chief executive officer of the Corporation and the Bank. Mr. Hole does not participate in any of the procedures which pertain to his compensation or other related matters and is excused from the meetings at such times.

EXECUTIVE COMPENSATION

The following table sets forth the annual cash compensation and other annual compensation for the Corporation's President and CEO. There were no other executive officers of the Corporation whose annual cash compensation exceeded $100,000 for the period indicated.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation
                                       ---------------------
                                                                 All Other
Name and Principal Position            Year        Salary      Compensation (1)
---------------------------            ----        ------      ------------
David W. Hole, President and CEO       1999       $160,000       $28,101
of IBT Bancorp and                     1998       $145,000       $23,350
Isabella Bank and Trust                1997       $133,000       $19,190


(1) The amount shown represents contributions by the Bank under the Bank's Employee Stock Ownership Plan ($3,259, $1,352, and $2,860 in 1999, 1998, and 1997 respectively) in which substantially all employees of the Bank participate, expenses related to a nonqualified supplemental retirement plan ($14,817, $13,598, and $8,355 in 1999, 1998, and 1997 respectively), and directors' fees deferred under the Directors' Deferred Compensation Plan ($10,025, $8,400, and $7,975 in 1999, 1998
         and 1997 respectively).

The Corporation generally maintains a conservative level of perquisites and personal benefits. The dollar value of perquisites and personal benefits provided to the named executive officer does not exceed 10% of his annual compensation.

THE DEFINED BENEFIT PENSION PLAN

The Corporation sponsors a defined benefit pension plan. This plan was originally adopted in 1973 and was substantially revised in 1989. Only employees who have attained the age of 21 and who have worked more than 1000 hours in the current plan year are eligible to participate.

Annual contributions are made to the plan as required by accepted actuarial principles, applicable federal tax law, and expenses of operating and maintaining the plan. The amount of contributions on behalf of any one participant cannot be separately or individually computed.

Pension plan benefits are based on an average of a participant's five highest years of compensation. A participant may earn a benefit for up to 35 years of accredited service. Earned benefits are 100 percent vested after five years of service. Benefit payments normally start when a participant reaches age 65. A participant with more than five years of service may elect to take early retirement benefits anytime after reaching age 55. Benefits payable under early retirement are reduced actuarially for each month prior to age 65 in which benefits begin.

The following table indicates estimated annual benefits payable upon normal retirement for various compensation levels and years of service. Additional benefits may be earned due to integration of social security benefits. The amounts that may be earned are undeterminable until retirement.


     Five Year
      Average                      Years of Accredited Service
     of Highest
    Compensation          5             15            25             35
    ------------      ---------     ----------     ---------     ---------

       $20,000        $    900      $   2,700      $  4,500      $  6,300
        50,000           2,250          6,750        11,250        15,750
        75,000           3,375         10,125        16,875        23,625
       100,000           4,500         13,500        22,500        31,500
       125,000           5,625         16,875        28,125        39,375
       150,000           6,750         20,250        33,750        47,750
       200,000           7,875         23,625        39,375        56,125

The amounts calculated under the plan's benefit formula assume a monthly payment for life. A married participant will generally receive an actuarially reduced monthly payment because the participant's surviving spouse will also receive monthly payments for life after the participant's death. As of December 31, 1999, David W. Hole had 40 years of credited service under the plan.

REPORT ON EXECUTIVE COMPENSATION

All executive officers of the Corporation are also officers of Isabella Bank and Trust (the "Bank"). Their service as officers of the Corporation is incidental to their primary service as an officer of the Bank. The executive officers of the Corporation, except for those who are entitled to director fees, receive no compensation directly from the Corporation. The Corporation has delegated the authority and responsibility for the setting of employee compensation to the Board of Directors of the Bank. The compensation committee of the Bank is responsible for recommending all significant benefit plans and non-executive employee compensation to the Board of Directors.

The Board of Directors of the Bank is responsible for determining the annual compensation of executive officers. The Board's approach to determining the annual salary of executive officers is to offer competitive salaries in comparison with market practices. The Board utilizes regional and national compensation surveys which provide salary ranges for banks of similar size. Based on these surveys, the Board establishes salary ranges for all job classifications. Factors used to decide where an executive officer salary should be within the established range include the historical financial performance, financial performance outlook, years of service, and job performance. The salary paid to Mr. Hole was in the 25th to 50th percentile in 1999, 1998 and 1997 of the comparison group. The Board's primary consideration in where Mr. Hole's salary fits within the defined range was his years of service as President and CEO and the Corporation exceeding its financial performance goals.

         Respectfully submitted,
               Frederick L. Bradford           Thomas L. Kleinhardt
               Gerald D. Cassel                Ronald E. Schumacher
               Sandra L. Caul                  Robert O. Smith
               James C. Fabiano                William J. Strickler
               David W. Hole                   Dean E. Walldorff
               L. A. Johns

REMUNERATION OF DIRECTORS

The Corporation paid $175 per meeting to its directors during 1999. Directors of the Bank are paid $300 per board meeting and $175 per committee meeting they attend. Directors who are officers of the Bank are not paid for attendance at committee meetings.

The Bank sponsors a deferred compensation plan for directors (the Directors'
Plan). The Directors' Plan was adopted in 1984 and was substantially revised in 1989 and 1996. Under the Directors' Plan, deferred directors' fees are converted on a quarterly basis into stock units of the Corporation's common stock. The fees are converted based on the purchase price for a share of the Corporation's common stock under the Corporation's Dividend Reinvestment Plan.

Pursuant to the terms of the Directors' Plan, directors of the Bank are required to defer at least 25% of their earned board and committee fees. The amount deferred under the terms of the plan in 1999 was $129,400, resulting in 2,474 stock units being credited to participant's accounts. As of December 31, 1999, there were 29,874 stock units credited to participant's accounts. Stock units credited to a participant's account are eligible for cash and stock dividends as payable. All amounts deferred are unsecured claims against the Bank's general assets. The net cost of this benefit to the Bank was $47,400 in 1999.

Distribution from the Directors' Plan occurs when the participant terminates service with the Bank and/or attains age 65. Distributions may take the form of shares of Corporation common stock equal to the number of stock units credited to the participant's account, cash equal to the value of the stock units on the date of distribution, or a combination of stock and cash. Any Corporation common stock issued under the Directors' Plan will be considered restricted stock under the Securities Act of 1933, as amended.

INDEBTEDNESS OF AND TRANSACTIONS WITH MANAGEMENT

Certain directors and officers of the Corporation and members of their families were loan customers of the Bank, or have been directors or officers of corporations, or partners of partnerships which have had transactions with the Bank. In management's opinion, all such transactions are made in the ordinary course of business and are essentially on the same terms, including collateral and interest rates, as those prevailing at the same time for similar transactions with other customers. These transactions do not involve more than a normal credit risk. Total loans to these customers were $6,659,000 as of December 31, 1999.

STOCK PERFORMANCE

The graph on the following page compares the cumulative total shareholder return on Corporation Common Stock for the last five years with the cumulative total return on (1) the NASDAQ Stock Market Index, which is comprised of all United States common shares traded on the NASDAQ and (2) the NASDAQ Bank Stock Index, which is comprised of bank and bank holding company common shares traded on the NASDAQ over the same period. The graph assumes the value of an investment in the Corporation and each index was $100 at January 1, 1995 and all dividends are reinvested.

                                STOCK PERFORMANCE
                             FIVE-YEAR TOTAL RETURN













The dollar values for total shareholder return plotted in the graph above are shown in the table below:

                       Comparison of Five Year Cumulative
                     Among IBT Bancorp, NASDAQ Stock Market,
                             and NASDAQ Bank Stocks


                                                           NASDAQ
               Year          IBT Bancorp    NASDAQ         Banks
             01/01/95          100.0        100.0          100.0
             12/31/95          113.7        143.3          147.4
             12/31/96          140.9        176.1          191.3
             12/31/97          195.9        217.1          321.6
             12/31/98          260.7        302.8          288.8
             12/31/99          310.5        563.5          271.7

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 3, 2000 as to the common stock of the Corporation owned of record or beneficially by any person who is known to the Corporation to be the beneficial owner of more than 5% of the common stock of the Corporation.


                                                    Amount and Nature
                                                 of Beneficial Ownership
                                             -------------------------------
                                               Sole Voting    Shared Voting        Percentage of
  Name and address of                        and Investment   and Investment       Common Stock
     Beneficial Owner                            Powers           Powers           Outstanding
------------------------------               --------------   --------------       -------------
Isabella Bank and Trust                          164,399                               5.52%
  Agent for Trustees of IBT
  Bancorp Employees Stock
  Ownership Plan
  200 E. Broadway
  Mt. Pleasant, MI

James J. McGuirk                                 167,011                               5.61%
  P.O. Box 222
  Mt. Pleasant, MI

The following table sets forth certain information as of March 3, 2000 as to the common stock of the Corporation owned beneficially by each director and by all directors and executive officers of the Corporation as a group.


                                                    Amount and Nature
                                                 of Beneficial Ownership
                                             -------------------------------
                                               Sole Voting    Shared Voting        Percentage of
  Name and address of                        and Investment   and Investment       Common Stock
     Beneficial Owner                            Powers           Powers           Outstanding
------------------------------               --------------   --------------       -------------
Frederick L. Bradford                            61,350             ---               2.06%
Gerald D. Cassel*                                 5,929             ---               0.20%
James C. Fabiano                                140,677             ---               4.73%
David W. Hole*                                    9,501            3,400              0.43%
L. A. Johns                                        ---            25,215              0.85%
Ronald Schumacher                                  ---            24,887              0.84%
Robert O. Smith                                  2,560             9,547              0.41%
Dean Walldorff                                     ---            10,092              0.34%


All Directors and Executive
Officers as a Group                            241,001            82,054             10.85%

*Trustees of the ESOP who vote ESOP stock.

       2. AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 4,000,000 TO 10,000,000

The Board of Directors has unanimously approved an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of Corporation common stock ("Common Stock") and unanimously recommends to the shareholders that they approve such amendment.

The Corporation's Articles of Incorporation provide that the authorized number of shares of Common Stock is 4,000,000. As of March 3, 2000, there were 2,976,975 shares of Common Stock outstanding of which 113,728 shares are reserved for issuance under the IBT Bancorp, Inc. Stockholder Dividend Reinvestment and Employee Stock Purchase Plan ("Dividend Reinvestment Plan").

The Board of Directors considers it advisable to increase the authorized number of shares of Common Stock to 10,000,000. The additional authorized common shares will be available for any purpose for which shares of common stock may be issued under the Michigan Business Corporation Act. For example, this could include, among other things, possible issuance from time to time pursuant to the Isabella Bank and Trust Employee Stock Ownership Plan or other employee benefit plans, the Dividend Reinvestment Plan, acquisitions, private placements, public offerings for cash and stock splits or stock dividends. The Corporation currently has no plans, arrangements, understandings or commitments for the issuance of the additional Common Stock. It is considered advisable, however, to have the authorization to issue such shares in order to enable the Corporation, as the need may arise, to move promptly to take advantage of market conditions and the availability of other opportunities without the delay and expense involved in calling a shareholders' meeting for such purpose.

There are no preemptive rights with respect to the authorization or issuance of the additional authorized Common Stock and those shares may be issued without further action by shareholders. Any issuance of Common Stock must be for proper business purposes and for proper consideration from the recipient. Issuance of additional Common Stock could, under some circumstances, dilute the voting rights, equity and earnings per share of existing common shareholders. Nevertheless, the Corporation anticipates that it would receive value for any additional Common Stock issued, thereby reducing or eliminating the economic effect of such dilution to shareholders.

Although the decision of the Board of Directors to propose an increase in the number of shares of Common Stock authorized for issuance did not result from any effort, known to the Corporation, by any person to accumulate Common Stock or to affect a change in control of the Corporation, one effect of an increase in authorized Common Stock may be to make more difficult certain types of attempts to obtain control of the Corporation not approved by the Board of Directors.

The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the amendment. In determining whether the proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the amendment.

                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
           INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


             AS TO OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

Management of the Corporation does not intend to bring any other business before the meeting for action. However, if any other business should be presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such business.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board of Directors has reappointed Rehmann Robson, P.C. as independent auditors of the Corporation for the year ending December 31, 1999. Rehmann Robson, P.C. has also been appointed to serve as the Corporation's independent auditors for the year ending December 31, 2000.

A representative of Rehmann Robson, P.C., is expected to be present at the Annual Meeting of Shareholders to respond to appropriate questions from shareholders and to make any comments they believe appropriate.

                              SHAREHOLDER PROPOSALS

Any proposals which shareholders of the Corporation intend to present at the next annual meeting of the Corporation must be received before November 28, 2000 to be considered for inclusion in the Corporation's proxy statement and proxy form for that meeting. Proposals should be made in accordance with Securities and Exchange Commission Rule 14a-8.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and certain officers and persons who own more than ten percent of the Corporation's common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation's common stock. These officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of these reports.

To the Corporation's knowledge, based solely on review of the copies of such reports furnished to the Corporation, during the year ended December 31, 1999 all Section 16(a) filing requirements were satisfied, with respect to the applicable officers, directors, and greater than 10 percent beneficial owners.

                                  OTHER MATTERS

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation may solicit proxies by telephone or in person, without compensation other than their regular compensation.



                                        By order of the Board of Directors



                                        Mary Ann Breuer, Secretary

IBT BANCORP PROXY
200 East Broadway
Mt. Pleasant, MI 48858

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Gerald D. Cassel, Ronald E. Schumacher, and Robert O. Smith as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote as designated below, all the shares of Common Stock of IBT Bancorp held of record by the undersigned on March 3, 2000 at the annual meeting of shareholders to be held April 18, 2000 or any adjournments thereof.

1) ELECTION OF DIRECTORS:

   FOR ALL NOMINEES LISTED BELOW     |_|       WITHHOLD AUTHORITY TO VOTE   |_|
   EXCEPT AS MARKED TO THE                     FOR ALL NOMINEES LISTED
   CONTRARY BELOW

   (INSTRUCTION: To withhold authority to vote for any individual nominee, circle the nominee's name in the list below.)

   Frederick L. Bradford
   Dean E. Walldorff

2) To approve the amendment to the Articles of Incorporation to increase the number of authorized common shares of the Corporation.

   IN FAVOR OF AMENDMENT  |_|    OPPOSED TO AMENDMENT  |_|        ABSTAIN  |_|

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES AND FOR PROPOSAL 2. The shares represented by this proxy will be voted in the discretion of the proxies on any other matters which may come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:_______________________, 2000         ___________________________________
Please mark, sign, date and return          Signature
Proxy card promptly using the
enclosed envelope.                          ___________________________________
                                            Signature (if held jointly)